UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): March 17, 2010


                       RAMCO-GERSHENSON PROPERTIES TRUST
                       ---------------------------------
             (Exact name of registrant as specified in its Charter)



           Maryland                 1-10093             13-6908486
           --------                 -------             ----------
 (State or other jurisdiction     (Commission          (IRS Employer
       of incorporation)          File Number)       Identification No.)


 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan       48334
 -----------------------------------------------------------------       -----
 (Address of principal executive offices)                             (Zip Code)

     Registrant's telephone number, including area code      (248) 350-9900
                                                        ------------------------


                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 17, 2010, Gregory R. Andrews assumed the duties of Chief Financial Officer ("CFO") of Ramco-Gershenson Properties Trust (the "Company"). Mr. Andrews has served as Executive Vice President of Finance of the Company, and his employment with the Company was previously reported in a Current Report on Form 8-K filed on February 19, 2010. Mr. Andrews has over 20 years of real estate experience and has previously held CFO and executive management positions with another publicly traded REIT and a well-know investment advisory firm. Mr. Andrews was also previously a vice president in the commercial real estate group at Bank of America.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RAMCO-GERSHENSON PROPERTIES TRUST


Date:  March 18, 2010                  By: /s/ Dennis Gershenson
                                           ---------------------
                                           Dennis Gershenson
                                           President and Chief Executive Officer

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